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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- JULY 16, 2009*

RiverSource Partners International Select Value Fund (12/30/08)      S-6242-99 M

The information following the third paragraph under the "Fund Management and Compensation -- Investment Manager" section regarding Tradewinds has been revised as follows:

TRADEWINDS

Tradewinds, which has served as subadviser to the Fund since August 2008, is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067-3120. Tradewinds, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Tradewinds are:

Peter Boardman -- Co-Portfolio Manager, Managing Director
Mr. Boardman has been a senior research analyst at Tradewinds since the firm's founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC from 2003 to 2006. Mr. Boardman earned his BA in Economics from Willamette University and earned his MIM from the American Graduate School (Thunderbird).

Alberto Jimenez Crespo -- Co-Portfolio Manager, CFA, Managing Director
Mr. Crespo has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Crespo is also responsible for Tradewinds' analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Crespo was an equity analyst in the private client group at Merrill Lynch, where he conducted investment manager due diligence, from 2003 to 2006. Mr. Crespo earned his BS and MS degrees in Mining Engineering from the Universidad Politecnicade Madrid (Spain) and earned his MS degree in Economics from the Colorado School of Mines.

The rest of the section remains unchanged.

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S-6242-3 A (7/09)
* Valid until Dec. 30, 2009